UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 11, 2011

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32616 (Commission File Number)	98-0381367 (I.R.S. Employer Identification No.)

Room 2001, FanMeiBuilding
No. 1 NaguanZhengjie
Xi’an, Shaanxi
People’s Republic of China  710068
(Address of principal executive offices) (zip code)

(86) 29-87074957
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 11, 2011, the board of directors of Bodisen Biotech, Inc. (the “Company”) ratified and approved the Company's engagement of Clement C. W. Chan & Co. (“Clement”) as independent auditors for the Company and its subsidiaries.

During the years ended December 31, 2010 and 2009 and through October 11, 2011, neither the Company nor anyone on its behalf consulted Clement regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2011	BODISEN BIOTECH, INC.

By: /s/ Lin Wang
Lin Wang
Chief Executive Officer